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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-14145, 333-39309 and 333-88475) of Toreador Royalty Corporation of our report dated April 9, 1999 appearing on page F-3 of this Annual Report on Form 10-K.




/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------
PRICEWATERHOUSECOOPERS LLP


Dallas, Texas
March 21, 2000